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                                                            Exhibit 99.1

                             Form of proxy for the Annual Meeting of Stockholders of CCFNB Bancorp, Inc.

                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                         CCFNB BANCORP, INC.

                                                          __________, 2008

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.

                       (ARROW) Please detach along perforated line and mail in the envelope provided. (ARROW)

(SQUARE)
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                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1,2,3 AND 4
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                 |                                              FOR  AGAINST ABSTAIN
ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:    | 2.  To adopt the Agreement and Plan of       [  ]   [  ]    [  ]
                                                                 |     Reorganization, dated as of
                               NOMINEES:                         |     November 29, 2007 between CCFNB
[ ]  FOR ALL NOMINEES          [ ] Robert M. Brewington, Jr.     |     Bancorp, Inc. and Columbia Financial
                               [ ] Willard H. Kile, Jr.          |     Corporation, as it may be amended from
                                                                 |     time to time (the "Plan of
[ ]  WITHHOLD AUTHORITY                                          |     Reorganization"), which provides for,
     FOR ALL NOMINEES                                            |     among other things, the merger of
                                                                 |     Columbia Financial Corporation with and
[ ]  FOR ALL EXCEPT                                              |     into CCFNB Bancorp, Inc.
     (SEE INSTRUCTION BELOW)                                     |
                                                                 | 3.  To approve the adjournment of the
                                                                 |     annual meeting, if necessary to solicit
                                                                 |     additional proxies, in the event there   [  ]   [  ]    [  ]
                                                                 |     are not sufficient votes at the time of
                                                                 |     the annual meeting to approve the
                                                                 |     proposal to adopt the Plan of
                                                                 |     Reorganization.
                                                                 |
                                                                 | 4.  In their discretion, the proxies are authorized to vote upon
                                                                 |     such other business as may properly come before the annual
                                                                 |     meeting and any adjournment or postponement thereof.
                                                                 |
                                                                 | The undersigned acknowledges receipt of the Notice of Annual
                                                                 | Meeting of Stockholders and Joint Proxy Statement/Prospectus
                                                                 | dated __________, 2008, and hereby revoke(s) all other proxies
INSTRUCTION: To withhold authority to vote for any individual    | heretofore given by undersigned in connection with this meeting.
             nominee(s), mark "FOR ALL EXCEPT" and fill in the   |
             circle fill in the circle next to each nominee you  | IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.
             wish to withhold, as shown here: (CIRCLE)           | PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE,
-----------------------------------------------------------------| WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS PROXY IS
                                                                 | REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN
                                                                 | IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN NOTIFICATION TO
                                                                 | THE SECRETARY OF CCFNB BANCORP, INC. AND VOTE IN PERSON
                                                                 |
                                                                 |
                                                                 |
                                                                 |
                                                                 |         YES, I(WE) PLAN TO ATTEND THE ANNUAL MEETING. [ ]
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To change the address on your account, please check the box      |
at right and indicate your new address in the address space  [ ] |
above. Please note that changes to the registered name(s)        |
on the account may not be submitted via this method.             |
-----------------------------------------------------------------|


Signature of Shareholder ____________________ Date: _____________ Signature of Shareholder _____________________ Date: _____________

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a
(SQUARE)   partnership, please sing in partnership name by authorized person.                                               (SQUARE)
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                               CCFNB BANCORP, INC.

                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD __________, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Elaine M. Edwards and Dean
R. Kelchner and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation ___________________________________, prevailing time, and at any adjournment or postponement thereof as follows:

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)


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